UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2015

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

(617) 964-8389
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “HPT”, “we”, “us” and “our” refer to Hospitality Properties Trust; “RMR LLC” refers to Reit Management & Research LLC; “RMR INC” refers to Reit Management & Research Inc.; and “RMR Trust” refers to Reit Management & Research Trust.

Item 1.01.  Entry into a Material Definitive Agreement.

Acquisition of Shares of RMR INC

On June 5, 2015, pursuant to a Transaction Agreement by and among us, our manager, RMR LLC, its then sole member, RMR Trust, and RMR INC, a new holding company of RMR LLC, we acquired 5,019,121 shares of RMR INC’s Class A Common Stock, par value $0.001 per share, or INC Shares, from RMR INC for an aggregate purchase price of $57,817,012.  As payment for the INC Shares, we issued 1,490,000 shares of our common shares of beneficial interest, par value $.01 per share, or our Common Shares, valued at $45,194,531, to RMR INC, and made a cash payment to RMR INC of $12,622,481.  Our Common Shares were valued at their volume weighted average trading prices during the 20 business days prior to the acquisition.

Simultaneously with our acquisition of INC Shares, Government Properties Income Trust, or GOV, Select Income REIT, or SIR, and Senior Housing Properties Trust, or SNH, and collectively with GOV and SIR, the Other REITs, acquired 1,541,201, 3,166,891 and 5,272,787 INC Shares, respectively, at the same price per INC Share, pursuant to transaction agreements containing substantially the same terms as the Transaction Agreement, as follows:

	Other REITs’ Common Shares	Cash	Aggregate Purchase Price
GOV	700,000	$3,916,807	$17,753,637
SIR	880,000	$15,879,995	$36,480,531
SNH	2,345,000	$13,966,883	$60,739,080

As a result of these acquisitions, our and the Other REITs’ economic ownership in RMR LLC is as follows:

Shareholder	Economic Ownership Interest
HPT	16.2%
GOV	5.0%
SIR	10.2%
SNH	17.0%
48.4%

Through our and the Other REITs’ acquisition of INC Shares, we and the Other REITs indirectly acquired combined economic ownership of 48.4% of RMR LLC.  We and the Other REITs are each managed by RMR LLC.  Pursuant to the terms of the Transaction Agreement and the transaction agreements with the Other REITs, we and the Other REITs each agreed to distribute approximately half of the INC Shares we and they acquired in the transaction to our and their respective shareholders as a special distribution, and RMR INC agreed to facilitate this distribution by filing a registration statement with the Securities and Exchange Commission, or SEC, to register the INC Shares to be distributed and by seeking a listing of those shares on a national stock exchange upon the registration statement being declared effective by the SEC.  We currently expect to distribute the INC Shares to our shareholders before year end 2015.

Our and the Other REITs’ acquisition of INC Shares was accomplished by means of an “Up-C” transaction structure in which our Common Shares, together with common shares of the Other REITs and cash in the amounts paid to RMR INC, were paid by RMR INC to RMR Trust to acquire its ownership interest in RMR LLC.  In the Up-C transaction, RMR Trust received shares of RMR INC’s Class B-2 Common Stock, which have 10:1 voting rights and no economic interest, and are paired with RMR Trust’s ownership interest in RMR LLC.  Additionally, RMR Trust acquired shares of RMR INC’s Class B-1 Common Stock for cash at the same per share price that we paid for the INC Shares we acquired.  The Class B-1 shares have 10:1 voting rights, but otherwise have the same rights as the Class A Common Stock.  In the aggregate, RMR Trust owns, directly and indirectly, 51.6% of RMR LLC, and RMR Trust owns 91.4% of the voting rights in RMR INC.  As a result, so long as RMR Trust does not convert its ownership in RMR LLC into common shares of RMR INC, or sell the shares of RMR INC it received in the transaction to unrelated third parties, RMR Trust, which is beneficially owned by Mr. Barry Portnoy and Mr. Adam Portnoy, will control RMR INC and will continue to control RMR LLC.

Our Common Shares that we issued to RMR INC and the INC Shares that we acquired are unregistered.  Concurrently with entering into the Transaction Agreement, we also entered into a Registration Rights and Lock-Up Agreement by and among us, RMR Trust, Mr. Barry Portnoy and Mr. Adam Portnoy with respect to our Common Shares, pursuant to which RMR Trust, Mr. Barry Portnoy and Mr. Adam Portnoy each agreed not to transfer our Common Shares acquired by RMR Trust from RMR INC for a period of 10 years, subject to certain exceptions, and received demand and piggyback registration rights, subject to certain limitations.  We also entered into a Registration Rights Agreement with RMR INC with respect to the INC Shares that we do not distribute to our shareholders, pursuant to which we received demand and piggyback registration rights, subject to certain limitations.

The transactions contemplated by the Transaction Agreement and the terms thereof were negotiated and reviewed by a Joint Special Committee comprised solely of our Independent Trustees and the independent trustees of the Other REITs, or the Joint Special Committee, and were separately approved and adopted by our Independent Trustee who does not serve as an independent trustee of any of the Other REITs, or our Disinterested Trustee, by a Special Committee of our Board of Trustees, comprised solely of our Independent Trustees, or our Special Committee, and by our Board of Trustees.  Morgan Stanley & Co. LLC acted as financial advisor to the Joint Special Committee and Houlihan Lokey Capital, Inc. acted as financial advisor to our Special Committee.

The foregoing descriptions of the Transaction Agreement, the Registration Rights and Lock-Up Agreement and the Registration Rights Agreement and related transactions are not complete and are qualified in their entirety by reference to the full text of the Transaction Agreement, the Registration Rights and Lock-Up Agreement and the Registration Rights Agreement, which are filed as Exhibits 10.1, 10.4 and 10.5, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein.

This Current Report on Form 8-K refers to an anticipated distribution of INC Shares we and the Other REITs have agreed to make to our and the Other REITs’ shareholders.  This distribution will be made only after a registration statement, including a prospectus, is filed by RMR INC and declared effective by the SEC.  This Current Report on Form 8-K is not an offer to sell or solicitation of an offer to buy shares of RMR INC, us or any Other REIT.

Amendment and Restatement of Management Agreements with RMR LLC

In connection with entering into the Transaction Agreement, on June 5, 2015, we and RMR LLC entered into an amended and restated business management agreement, or the amended business management agreement, which amended and restated our preexisting business management agreement, as well as an amended and restated property management agreement, or the amended property management agreement, which amended and restated our preexisting property management agreement.  The amended business management agreement and the amended property management agreement are referred to together herein as the amended management agreements.  The amended management agreements were effective as of June 5, 2015.

The terms of the amended management agreements end on December 31, 2035, and automatically extend on December 31st of each year for an additional year, so that the terms of the agreements thereafter end on the 20th anniversary of the date of the extension.  We have the right to terminate the amended management agreements: (i) at any time on 60 days’ written notice for convenience, (ii) immediately upon written notice for cause, as defined therein, (iii) on 60 days’ written notice given within 60 days after the end of any calendar year for a performance reason, as defined therein, and (iv) by written notice during the 12 months following a change of control of RMR LLC, as defined therein.  RMR LLC has the right to terminate the amended management agreements for good reason, as defined therein, on 60 days’ written notice, or 90 days, if we take steps to cure.

If we terminate either of the amended management agreements for cause, as defined therein, or as a result of a manager change of control, as defined therein, we will not pay any termination fee.

If we terminate either of the amended management agreements for convenience, or if RMR LLC terminates either of the amended management agreements for good reason, we are obligated to pay RMR LLC a termination fee in an amount equal to the sum of the present values of the monthly future fees, as defined therein, for the respective amended management agreement, for the remaining term, calculating the present values of the monthly future fees by applying a discount rate equal to 1/12 of the sum of the applicable treasury rate, as defined therein, plus 300 basis points.  If we terminate either of the amended management agreements based on performance, we are obligated to pay RMR LLC a termination fee in an amount equal to the sum of the present values of the monthly future fees, as defined therein, for the respective amended management agreement, assuming a remaining term of 10 years.

The amended management agreements provide for certain proportional adjustments to the termination fees if we merge with another real estate investment trust to which RMR LLC is providing management services or if we spin-off a subsidiary of ours to which we contributed properties and to which RMR LLC is providing management services both at the time of the spin-off and on the date of the expiration or termination of either of the amended management agreements.

Our preexisting business management agreement provided that 10% of the management fee and all of the incentive fee were payable by issuance of our common shares.  The amended business management agreement provides that 100% of the management fee and the incentive fee will be paid by us in cash.

The amendments to our preexisting business management agreement and our preexisting property management agreement described above were negotiated and reviewed by the Joint Special Committee, and were approved and adopted by the Compensation Committee of our Board of Trustees, which is comprised solely of our Independent Trustees.

The foregoing descriptions of certain provisions of our preexisting business management agreement and our preexisting property management agreement and the amendments thereto are not complete and are qualified in their entirety by reference to: (i) our preexisting business management agreement, a copy of which is filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on December 26, 2013, and the first amendment to our preexisting business management agreement, a copy of which is filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on May 12, 2014, (ii) the amended business management agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, (iii) our preexisting property management agreement, a copy of which is filed as Exhibit 10.2 to our Current Report on Form 8-K filed with the SEC on January 20, 2010, the first amendment to our preexisting property management agreement, a copy of which is filed as Exhibit 10.4 to our Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC on February 22, 2011, the second amendment to our preexisting property management agreement, a copy of which is filed as Exhibit 10.2 to our Current Report on Form 8-K filed with the SEC on December 12, 2012, and the third amendment to our preexisting property management agreement, a copy of which is filed as Exhibit 10.2 to our Current Report on Form 8-K filed with the SEC on May 12, 2014 and (iv) the amended property management agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Information Regarding Certain Relationships and Related Person Transactions

One of our Managing Trustees, Mr. Barry Portnoy, is chairman, an owner (through his majority ownership of RMR Trust) and an employee of RMR LLC.  Our other Managing Trustee, Mr. Adam Portnoy, is the son of Mr. Barry Portnoy, and an owner (through his part ownership of RMR Trust), president, chief executive officer and a director of RMR LLC.  Mr. Adam Portnoy also serves as President and a director of RMR INC, and Mr. Barry Portnoy is the other director of RMR INC.  Each of our executive officers is also an officer of RMR LLC, including Mr. Ethan Bornstein, who is the son-in-law of Mr. Barry Portnoy and the brother-in-law of Mr. Adam Portnoy.  Our Independent Trustees and the members of the Joint Special Committee also serve as independent directors or independent trustees of other public companies to which RMR LLC provides management services.  Mr. Barry Portnoy serves as a managing director or managing trustee of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies.  In addition, certain officers of RMR LLC serve as officers of those companies, including RMR INC.

For further information about our relationships and transactions with RMR LLC, including the other entities to which RMR LLC provides management services and other related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2014, or the Annual Report, our definitive Proxy Statement for our 2015 Annual Meeting of Shareholders, or the Proxy Statement, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, or our Quarterly Report, and our other filings with the SEC, including Note 9 to the Consolidated Financial Statements included in the Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of the Annual Report, the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers in the Proxy Statement, Note 10 to the Condensed Consolidated Financial Statements included in the Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of the Quarterly Report.  In addition, please see the section captioned “Risk Factors” of the Annual Report for a description of risks that may arise from these transactions and relationships.  Our filings with the SEC, including the Annual Report, the Proxy Statement and the Quarterly Report, are available at the SEC’s website at www.sec.gov.  Copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website.

Item 7.01.  Regulation FD Disclosure.

On June 8, 2015, we issued a press release announcing the transactions contemplated by the Transaction Agreement, a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein, and we released an investor presentation containing additional detail on the transactions contemplated by the Transaction Agreement, a copy of which is furnished herewith as Exhibit 99.2.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS, INCLUDING SOME WHICH ARE BEYOND OUR CONTROL.  FOR EXAMPLE:

•                  THIS CURRENT REPORT STATES: THE PURCHASE PRICE WE PAID FOR THE INC SHARES; OUR AND THE OTHER REITS’ COMBINED ECONOMIC OWNERSHIP INTEREST IN RMR LLC; THAT MORGAN STANLEY & CO. LLC ACTED AS FINANCIAL ADVISOR TO THE JOINT SPECIAL COMMITTEE; AND THAT HOULIHAN LOKEY CAPITAL, INC. ACTED AS FINANCIAL ADVISOR TO OUR SPECIAL COMMITTEE.  AN IMPLICATION OF THESE STATEMENTS MAY BE THAT THE INC SHARES TO BE DISTRIBUTED TO OUR SHAREHOLDERS WILL HAVE MARKET VALUE AT LEAST EQUAL TO THE VALUE WE PAID FOR THE INC SHARES.  IN FACT, THE VALUE OF THE INC SHARES MAY BE DIFFERENT FROM THE PRICE WE PAID FOR THE INC SHARES.  THE MARKET VALUE OF THE INC SHARES WILL DEPEND UPON VARIOUS FACTORS, INCLUDING SOME THAT ARE BEYOND OUR CONTROL, SUCH AS MARKET CONDITIONS GENERALLY AT THE TIME THE INC SHARES ARE AVAILABLE FOR TRADING.  THERE CAN BE NO ASSURANCE PROVIDED REGARDING THE PRICE AT WHICH THE INC SHARES WILL TRADE IF AND WHEN THEY ARE DISTRIBUTED AND LISTED ON A NATIONAL STOCK EXCHANGE.

•                  THIS CURRENT REPORT STATES THAT WE CURRENTLY EXPECT TO DISTRIBUTE APPROXIMATELY HALF OF THE INC SHARES WE ACQUIRED TO OUR SHAREHOLDERS BEFORE YEAR END 2015.  THE PROCESS OF PREPARING A REGISTRATION STATEMENT WILL REQUIRE EXTENSIVE LEGAL AND ACCOUNTING SERVICES AND IS LIKELY TO TAKE CONSIDERABLE TIME.  AFTER A REGISTRATION STATEMENT IS FILED BY RMR INC WITH THE SEC, IT WILL BE SUBJECT TO REVIEW BY SEC STAFF, WHICH MAY ALSO TAKE CONSIDERABLE TIME.  THE LISTING OF THE INC SHARES ON A NATIONAL STOCK EXCHANGE WILL ALSO BE SUBJECT TO THE SATISFACTION OF THE LISTING REQUIREMENTS AND APPROVAL OF THE APPLICABLE STOCK EXCHANGE.  WE CAN PROVIDE NO ASSURANCE WHEN OR IF THE REGISTRATION STATEMENT WILL BE DECLARED EFFECTIVE BY THE SEC, THAT THE INC SHARES WILL BE APPROVED FOR LISTING ON A NATIONAL STOCK EXCHANGE OR THAT THE DISTRIBUTION OF THE INC SHARES WILL OCCUR BEFORE YEAR END 2015 OR EVER.

•                  THIS CURRENT REPORT STATES THAT THE TRANSACTIONS CONTEMPLATED BY THE TRANSACTION AGREEMENT AND THE TERMS THEREOF, AND THE AMENDMENTS TO OUR PREEXISTING BUSINESS MANAGEMENT AGREEMENT AND OUR PREEXISTING PROPERTY MANAGEMENT AGREEMENT WERE NEGOTIATED AND REVIEWED BY THE JOINT SPECIAL COMMITTEE; THAT THE TRANSACTIONS CONTEMPLATED BY THE TRANSACTION AGREEMENT AND THE TERMS THEREOF WERE SEPARATELY REVIEWED AND APPROVED BY OUR DISINTERESTED TRUSTEE, OUR SPECIAL COMMITTEE AND OUR BOARD OF TRUSTEES; AND THAT THE AMENDMENTS TO OUR PREEXISTING BUSINESS MANAGEMENT AGREEMENT AND OUR PREEXISTING PROPERTY MANAGEMENT AGREEMENT WERE APPROVED AND ADOPTED BY OUR COMPENSATION

COMMITTEE, WHICH IS COMPRISED SOLELY OF OUR INDEPENDENT TRUSTEES.  DESPITE THESE PROCEDURAL SAFEGUARDS, WE COULD STILL BE SUBJECT TO CLAIMS CHALLENGING THESE TRANSACTIONS OR OUR ENTRY INTO THESE AGREEMENTS BECAUSE OF THE MULTIPLE RELATIONSHIPS AMONG US, RMR LLC AND THEIR RELATED PERSONS AND ENTITIES OR OTHER REASONS, AND DEFENDING EVEN MERITLESS CLAIMS COULD BE EXPENSIVE AND DISTRACTING TO MANAGEMENT.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS.  OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                        Transaction Agreement, dated as of June 5, 2015, among Hospitality Properties Trust, Reit Management & Research LLC, Reit Management & Research Trust and Reit Management & Research Inc. (Filed herewith.)

10.2                        Second Amended and Restated Business Management Agreement, dated as of June 5, 2015, between Hospitality Properties Trust and Reit Management & Research LLC. (Filed herewith.)

10.3                        Second Amended and Restated Property Management Agreement, dated as of June 5, 2015, between Hospitality Properties Trust and Reit Management & Research LLC. (Filed herewith.)

10.4                        Registration Rights and Lock-Up Agreement, dated as of June 5, 2015, among Hospitality Properties Trust, Reit Management & Research Trust, Barry M. Portnoy and Adam D. Portnoy. (Filed herewith.)

10.5                        Registration Rights Agreement, dated as of June 5, 2015, between Hospitality Properties Trust and Reit Management & Research Inc. (Filed herewith.)

99.1                        Press Release dated June 8, 2015. (Furnished herewith.)

99.2                        Investor Presentation dated June 8, 2015. (Furnished herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

	By:	/s/ Mark L. Kleifges
	Name:	Mark L. Kleifges
	Title:	Treasurer and Chief Financial Officer

Date: June 8, 2015